UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2005

PROSOFT LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-21535	87-0448639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 N. 44th Street, Suite 600, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(602) 794-4199

ProsoftTraining

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 3, 2005, the Audit Committee of the Board of Directors of Prosoft Learning Corporation (the “Company”) approved the appointment of Hein & Associates, LLP as the independent accountant for the Company and subsidiaries. The Company then engaged Hein & Associates, LLP on February 3, 2005. The Company believes Hein & Associates, LLP is well-suited to serve as its independent accountant given the reduction in size and scope of the Company’s operations over the past three years, the relocation of the Company’s headquarters operations to Phoenix in 2003, and management’s desire to reduce the Company’s annual audit expense.

During the Company’s two most recent fiscal years, and through January 31, 2005, the Company has not consulted with Hein & Associates, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

The Company received a letter from Grant Thornton LLP (“Grant Thornton”) dated January 31, 2005 stating that Grant Thornton has terminated the client-auditor relationship with the Company. In connection with the audits of the two fiscal years ended July 31, 2004, and the subsequent interim period through January 31, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or any event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

The audit reports of Grant Thornton on the consolidated financial statements of the Company and subsidiaries as of and for the years ended July 31, 2003 and 2004, did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:

Grant Thornton’s report on the consolidated financial statements of the Company and subsidiaries as of and for the years ended July 31, 2003 and 2004 contained a separate paragraph stating “the accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is party to certain note agreements that provide creditors with the ability to demand accelerated repayment of amounts owed to those creditors if the Company is unable to comply with the terms of those note agreements. Should the Company fail to comply with the terms of those agreements the creditors could demand accelerated repayment of the amounts owed. The Company’s ability to comply with the terms of the agreements is uncertain and raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

A letter from Grant Thornton is attached as Exhibit 16.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter from Grant Thornton to the Securities and Exchange Commission dated February 3, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005	Prosoft Learning Corporation (Registrant)

	By:	/s/ William J. Weronick
William J. Weronick,
Vice President Finance

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter from Grant Thornton to the Securities and Exchange Commission dated February 3, 2005.

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